Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald J. Everett, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)
the annual report on Form 10-K of GBS Enterprises Incorporated for the fiscal year ended March 31, 2011fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of GBS Enterprises Incorporated.

Date: July 14, 2011	/s/ RONALD J. EVERETT
Ronald J. Everett
Chief Financial Officer
(Principal Financial and Accounting Officer)